                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) February 7, 2001
                                                         ----------------


                                M&F BANCORP, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina
                               -------------------
                         (State or other jurisdiction of
                                 incorporation)


                 0-27307                          56-1980549
               -----------                    -------------------
               (Commission                       (IRS Employer
               File Number)                   Identification no.)


     2634 Chapel Hill Blvd., P.O. Box 1932, Durham, North Carolina      27702
     -------------------------------------------------------------   ----------
            (Address of principal executive offices)                 (Zip Code)


                                  (919)683-1521
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.

     On February 7, 2001, M&F Bancorp, Inc., the parent company of Mechanics and Farmers Bank, Durham, North Carolina, announced that Julia W. Taylor would retire from the Board of Directors of M & F Bancorp, Inc. and that Ms. Taylor had asked that her name be withdrawn from nomination for the May 1, 2001 Annual Meeting of Shareholders. Additionally, the Company announced that Ms. Taylor asked not to be re-appointed to the Mechanics and Farmers Bank Board of
Directors when directors are appointed on March 27, 2001.    M & F Bancorp,
Inc.'s February 7, 2001 press release, announcing Ms. Taylor's retirement, is included as an exhibit to this filing.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99   Press Release of M&F Bancorp, Inc., dated February 7, 2001



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             M&F BANCORP, INC.


Date: February 7, 2001                       By: /s/  Lee Johnson, Jr.
      ----------------                           ----------------------
                                                 Lee Johnson Jr., President